UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2017

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 900, 520-3 Avenue SW

Calgary, Alberta, Canada

T2P 0R3

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Gran Tierra Energy Inc. (“Gran Tierra”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 3, 2017, in Calgary, Alberta, Canada. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of (1) the number of votes for, against or abstaining for each director, (2) the number of votes for, against or abstaining for each other matter, and (3) the number of broker non-votes with respect to each matter. A more complete description of each matter is set forth in Gran Tierra’s definitive proxy statement filed with the Securities and Exchange Commission on March 20, 2017 (the “Proxy Statement”).

Proposal 1 – Election of Directors

Gran Tierra’s stockholders duly elected each of the nominees proposed by Gran Tierra to serve until Gran Tierra’s 2018 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining
Gary S. Guidry	168,954,809	39,220,856	138,602
Peter Dey	201,469,239	6,711,700	133,328
Evan Hazell	207,117,628	1,058,111	138,528
Robert B. Hodgins	159,933,362	48,244,587	136,318
Ronald Royal	206,960,369	1,228,030	125,868
David P. Smith	207,135,217	1,058,632	120,418
Brooke Wade	196,865,119	4,159,134	137,007

There were 47,242,801 broker non-votes for this proposal.

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Gran Tierra’s stockholders ratified the selection of Deloitte LLP as the independent registered public accounting firm of Gran Tierra for 2017. The tabulation of votes on this matter was as follows:

Shares voted for:	215,470,860
Shares voted against:	39,958,108
Shares abstaining:	128,100
Broker non-votes:	0

Proposal 3 – Approval of Named Executive Officer Compensation

Gran Tierra’s stockholders approved, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	191,055,465
Shares voted against:	9,441,616
Shares abstaining:	7,817,186
Broker non-votes:	47,242,801

Proposal 4 – Approval of the Preferred Frequency of Solicitation of Stockholder Advisory Votes on the Compensation of Gran Tierra’s Named Executive Officers

Gran Tierra’s stockholders approved, on an advisory basis, “Every Year” as the preferred frequency of solicitation of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers. The tabulation of votes on this matter was as follows:

Every Year	192,947,715
Every Two Years	220,592
Every Three Years	8,658,481
Shares Abstaining:	1,044,981
Broker non-votes:	47,242,801

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2017	GRAN TIERRA ENERGY INC.

	By:	/s/ Gary S. Guidry
		Name:	Gary S. Guidry
		Title:	President & Chief Executive Officer